UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2015

Sunshine Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36539	30-0831760
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

102 West Baker Street, Plant City, Florida	33563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 752-6193

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

A copy of Sunshine Bancorp, Inc.’s investor presentation based on March 31, 2015 financial information is attached as Exhibit 99.1 and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Not Applicable.

(d)	Exhibits.

99.1 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNSHINE BANCORP, INC.

DATE: May 12, 2015	By:	/s/ Vickie J. Houllis
Vickie J. Houllis, Senior Vice President and Chief Financial Officer